                                                                   Exhibit 10.22

THIS WARRANT AND THE UNDERLYING  SECURITIES HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES  ACT OF  1933,  AS  AMENDED  (THE  "SECURITIES  ACT"),  OR ANY  OTHER
SECURITIES  LAWS,  HAVE  BEEN  TAKEN  FOR  INVESTMENT,  AND  MAY  NOT BE SOLD OR
TRANSFERRED  OR OFFERED FOR SALE OR  TRANSFER  UNLESS A  REGISTRATION  STATEMENT
UNDER THE SECURITIES ACT AND OTHER  APPLICABLE  SECURITIES  LAWS WITH RESPECT TO
SUCH  SECURITIES IS THEN IN EFFECT,  OR IN THE OPINION OF COUNSEL (WHICH OPINION
IS REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES), SUCH REGISTRATION
UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

   Date: October 3, 2003                                     Warrant to Purchase
                                                                  500,000 Shares

                                 DECORIZE, INC.

             (Incorporated under the laws of the State of Delaware)

                      WARRANT FOR THE PURCHASE OF SHARES OF

                                  COMMON STOCK

    Warrant Price: $1.40 per share, subject to adjustment as provided below.

     THIS IS TO CERTIFY  that,  for value  received,  James K.  Parsons  and his assigns ("Holder"), is entitled to purchase, subject to the terms and conditions hereinafter  set forth, up to 500,000 shares of the $.001 par value common stock
("Common Stock") of Decorize, Inc., a Delaware corporation (the "Company"),  and to receive certificate(s) for the Common Stock so purchased.

     1.   Exercise  Period  and  Vesting.  The  exercise  period  is the  period beginning on the date of this Warrant (the  "Issuance  Date") and ending at 5:00
p.m., Springfield, Missouri time, on September 30, 2006 (the "Exercise Period").
This  Warrant  is  vested  in full as of the  Issuance  Date and is  immediately exercisable by Holder. This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

     2.   Exercise of Warrant; Cashless Exercise. This Warrant may be exercised, in whole or in part,  at any time  and from  time to time  during  the  Exercise
Period.  Such  exercise  shall be  accomplished  by tender to the Company of the purchase  price set forth  above as the  warrant  price (the  "Warrant  Price"), either (a) in cash,  by wire  transfer or by certified  check or bank  cashier's check,  payable to the order of the Company,  or (b) by surrendering such number of shares of Common Stock  received upon exercise of this Warrant with a current market price equal to the Warrant Price (a "Cashless  Exercise"),  together with presentation  and  surrender  to the  Company of this  Warrant  with an executed subscription  in  substantially  the form  attached

hereto as Exhibit A (the  "Subscription").  Upon receipt of the  foregoing,  the
Company will deliver to the Holder,  as promptly as possible,  a certificate  or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee  (as permitted  under Section 3 below).
With respect to any exercise of this  Warrant,  the Holder will for all purposes be deemed to have  become the holder of record of the number of shares of Common
Stock  purchased  hereunder  on the  date  this  Warrant,  a  properly  executed
Subscription  and payment of the Warrant  Price is received by the Company  (the
"Exercise  Date"),  irrespective  of the  date of  delivery  of the  certificate evidencing  such shares,  except that,  if the date of such receipt is a date on which the stock  transfer  books of the Company are closed,  such person will be deemed to have  become the holder of such shares at the close of business on the next  succeeding  date on which the stock  transfer  books are open.  Fractional shares of Common Stock will not be issued upon the exercise of this Warrant.  In lieu  of any  fractional  shares  that  would  have  been  issued  but  for  the immediately  preceding  sentence,  the Holder will be  entitled to receive  cash equal to the current market price of such fraction of a share of Common Stock on the trading day  immediately  preceding  the  Exercise  Date.  In the event this
Warrant is  exercised  in part,  the  Company  shall  issue a new Warrant to the
Holder covering the aggregate  number of shares of Common Stock as to which this
Warrant remains exercisable for.

     If the Holder  elects to conduct a Cashless  Exercise,  the  Company  shall cause to be delivered to the Holder a certificate or  certificates  representing the number of shares of Common Stock computed using the following formula:

X = Y (A-B)
        A

Where:

        X   =       the number of shares of Common Stock to be issued to Holder;

        Y   =       the  portion of the  Warrant  (in number of shares of Common
                    Stock)  being  exercised  by  Holder  (at  the  date of such calculation);

        A   =       the fair  market  value of one share of Common  Stock on the
                    Exercise Date (as calculated below); and

        B   =       Warrant Price (as adjusted to the date of such calculation).

     For purposes of the foregoing calculation,  "fair market value of one share of Common Stock on the Exercise Date" shall mean:  (i) if the principal  trading market for such securities is a national or regional  securities  exchange,  the average closing price on such exchange for the ten (10) trading days immediately prior to such Exercise Date; (ii) if sales prices for shares of Common Stock are reported by the Nasdaq  National  Market System or Nasdaq Small Cap Market (or a
similar  system then in use),  the average last reported sales price for the ten
(10) trading days  immediately  prior to such Exercise Date; or (iii) if neither
(i) nor (ii)  above are  applicable,  and if bid and ask  prices  for  shares of
Common Stock are reported in the  over-the-counter  market by Nasdaq (or, if not so reported,  by the National Quotation Bureau), the average of the high bid and low ask prices so reported for the ten (10) trading  days  immediately  prior to such  Exercise  Date.  Notwithstanding  the  foregoing,  if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be,  for the  period  in  question,  then  the  current  market  price  shall be determined as of the latest ten (10) day period prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter  market for 30 or more days immediately prior to the day in question,  in which case the current market price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the
Company. The Company acknowledges and agrees that this Warrant was issued on the
Issuance Date.

     Notwithstanding  anything in this Warrant to the contrary, if: (i) the last reported  sales  price for the Common  Stock for any  consecutive  fifteen  (15)
trading  days is greater  than two (2) times the Warrant  Price (as such Warrant
Price may have been adjusted pursuant to Section 4 below);  and (ii) the re-sale of the shares of Common Stock  underlying  this Warrant has been registered with the Securities and Exchange Commission pursuant to a registration statement, and such  registration  statement is effective at the time of the Company Notice (as defined  below),  then  the  Company  may  give  Holder  written  notice  of the satisfaction of such conditions  (the "Company  Notice"),  in which event Holder will have thirty (30) days after  delivery of the Company Notice to exercise all or any  portion  of this  Warrant;  it  being  agreed  and  understood  that any
unexercised   portion  of  this  Warrant  shall  automatically  and  immediately terminate at the end of such thirty (30) day period.

     3.   Transferability and Exchange.

          (a)  This  Warrant,  and the Common Stock  issuable  upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall  have  been  provided  with an  opinion  of  counsel,  or  other  evidence reasonably  satisfactory  to it, that such  transfer is not in  violation of the
Securities  Act,  and any  applicable  state  securities  laws.  Subject  to the satisfaction of the aforesaid condition,  this Warrant and the underlying shares of Common  Stock  shall be  transferable  from time to time by the  Holder  upon written notice to the Company.  If this Warrant is  transferred,  in whole or in part, the Company shall, upon surrender of this Warrant to the Company,  deliver to each  transferee  a  Warrant  evidencing  the  rights of such  transferee  to purchase the number of shares of Common Stock that such  transferee  is entitled to purchase pursuant to such transfer. The Company may place a legend similar to the legend at the top of this  Warrant on any  replacement  Warrant  and on each certificate  representing  shares  issuable upon exercise of this Warrant or any replacement  Warrants.  Only a registered  Holder may enforce the  provisions of this Warrant against the Company. A transferee of the original registered Holder becomes a  registered  Holder only upon  delivery to the Company of the original
Warrant  and an  original  Assignment,  substantially  in the form set  forth in
Exhibit B attached hereto.

          (b)  This Warrant is exchangeable  upon its surrender by the Holder to the  Company  for new  Warrants  of like  tenor  and  date  representing  in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender.

     4.   Adjustments  to Warrant Price and Number of Shares Subject to Warrant.
The Warrant Price and the number of shares of Common Stock  purchasable upon the exercise of this  Warrant are subject to  adjustment  from time to time upon the occurrence of any of the events  specified in this Section 4. For the purpose of this Section 4, "Common  Stock" means shares now or hereafter  authorized of any class of common stock of the Company and any other stock of the Company, however designated,  that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding,  and subject to any prior rights of, any class or series of preferred stock).

          (a)  In  case  the  Company  shall  (i)  pay  a  dividend  or  make  a distribution in shares of Common Stock or other  securities,  (ii) subdivide its outstanding  shares  of Common  Stock  into a greater  number of  shares,  (iii)
combine its outstanding  shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company,  then the Warrant Price in effect at the time of the record date for such dividend or on the effective date of such  subdivision,  combination or reclassification,  and/or  the number and kind of  securities  issuable  on such date,  shall be  proportionately  adjusted  so that the  Holder  of any  Warrant thereafter  exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other  securities other than Common Stock) of the Company, at the same aggregate Warrant Price, that, if such Warrant had been exercised  immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend,  distribution, subdivision,  combination or  reclassification.  The above  adjustments shall be determined by the Board of Directors of the Company in good faith and consistent with the above terms, and shall be reflected in a set of written resolutions,  a copy of which  shall be  delivered  to  Holder.  Such  adjustment  shall be made successively whenever any event listed above shall occur.

          (b)  In case the  Company  shall fix a record date for the making of a distribution  to all holders of Common Stock  (including  any such  distribution made in connection  with a  consolidation  or merger in which the Company is the surviving  corporation)  of  cash,  evidences  of  indebtedness  or  assets,  or subscription  rights or warrants,  the Warrant  Price to be in effect after such record date shall be  determined  by  multiplying  the  Warrant  Price in effect immediately  prior to such  record date by a fraction,  the  numerator  of which shall be the current market price per share of Common Stock on such record date, less the  amount  of cash so to be  distributed  (or the fair  market  value (as determined in good faith by, and reflected in a formal  resolution of, the Board of  Directors  of the  Company)  of the  portion of the assets or  evidences  of indebtedness so to be distributed,  or of such subscription  rights or warrants, applicable to one share of Common Stock,  and the  denominator of which shall be such current market price per share of Common Stock.  Such  adjustment  shall be made  successively  whenever such a record date is fixed;  and in the event that such  distribution  is not so made, the Warrant Price shall again be adjusted to be the  Warrant  Price which would then be in effect if such record date had not been fixed.

          (c)  For the purpose of any  computation  under any subsection of this
Section 4, the  "current  market  price"  per share of Common  Stock on any date shall be the per share price of the Common Stock on the trading day  immediately prior to the event  requiring an  adjustment  hereunder and shall be: (i) if the principal  trading  market  for  such  securities  is  a  national  or  regional securities exchange,  the closing price on such exchange on such day; or (ii) if sales

prices for shares of Common  Stock are  reported by the Nasdaq  National  Market
System or Small Cap Market  System (or a similar  system then in use),  the last reported  sales  price so reported on such day; or (iii) if neither (i) nor (ii)
above are  applicable,  and if bid and ask prices for shares of Common Stock are reported in the  over-the-counter  market by Nasdaq (or, if not so reported,  by the National Quotation  Bureau),  the average of the high bid and low ask prices so reported on such day.  Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question,  then the current  market price shall be determined as of the  latest  date  prior to such day for which such  closing  price,  last reported sales price, or bid and ask prices,  as the case may be, are available, unless  such  securities  have  not  been  traded  on  an  exchange  or  in  the over-the-counter  market  for 30 or more  days  immediately  prior to the day in question,  in which case the current  market price shall be  determined  in good faith by, and reflected in a formal resolution of, the Board of Directors of the
Company.

          (d)  Notwithstanding   any  provision  herein  to  the  contrary,   no
adjustment in the Warrant Price shall be required unless such  adjustment  would require an increase or decrease of at least 1% in the Warrant  Price;  provided, however,  that any  adjustments  which by reason of this  subsection (d) are not required  to be made shall be  carried  forward  and taken  into  account in any subsequent  adjustment.  All calculations  under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

          (e)  In the event that at any time, as a result of an adjustment  made pursuant to subsection (a) above, the Holder of any Warrant thereafter exercised shall  become  entitled  to receive  any shares of capital  stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner  and on terms as nearly  equivalent  as  practicable  to the provisions  with respect to the shares of Common Stock contained in this Section
4, and the other  provisions  of this  Warrant  shall apply on like terms to any such other shares.

          (f)  If the  Company  merges  or  consolidates  into or  with  another corporation or entity,  or if another  corporation or entity merges into or with the Company  (excluding  such a merger in which the Company is the  surviving or continuing  corporation  and  which  does not  result  in any  reclassification, conversion,  exchange,  or  cancellation  of the  outstanding  shares  of Common
Stock),  or if all or substantially all of the assets or business of the Company are sold or transferred to another  corporation,  entity, or person,  then, as a condition to such consolidation,  merger, or sale (a "Transaction"),  lawful and adequate  provision  shall be made  whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and  conditions  specified  herein and in lieu of the shares of the Common
Stock  that  would  have  been  issuable  if this  Warrant  had  been  exercised immediately before the Transaction,  such shares of stock, securities, or assets as the Holder would have owned  immediately  after the Transaction if the Holder had  exercised  this  Warrant  immediately  before  the  effective  date  of the
Transaction.

     5.   Registration Rights. The Company hereby grants to Holder, with respect to the shares of Common Stock  underlying this Warrant,  registration  rights as described in Schedule A to this Warrant.

     6.   Reservation of Shares.  The Company agrees at all times to reserve and hold  available out of its  authorized  but unissued  shares of Common Stock the number of  shares  of  Common  Stock  issuable  upon the full  exercise  of this
Warrant.  The  Company  further  covenants  and agrees that all shares of Common
Stock  that may be  delivered  upon the  exercise  of this  Warrant  will,  upon delivery,  be fully paid and  nonassessable  and free from all taxes,  liens and charges with respect to the purchase thereof hereunder.

     7.   Notices to Holder. Upon any adjustment of the Warrant Price (or number of  shares  of Common  Stock  purchasable  upon the  exercise  of this  Warrant)
pursuant to Section 4, the Company shall promptly  thereafter  cause to be given to the Holder written notice of such  adjustment.  Such notice shall include the
Warrant Price (and/or the number of shares of Common Stock  purchasable upon the exercise  of this  Warrant)  after  such  adjustment,  and  shall  set  forth in reasonable  detail the Company's  method of calculation and the facts upon which such calculations were based. Where  appropriate,  such notice shall be given in advance  and  included  as a part of any notice  required  to be given under the other provisions of this Section 7.

     In the event of (a) any fixing by the Company of a record date with respect to the  holders of any class of  securities  of the  Company  for the purpose of
determining   which  of  such   holders  are  entitled  to  dividends  or  other
distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property,  or to receive any other  right,  (b) any capital  reorganization  of the  Company,  or reclassification  or recapitalization of the capital stock of the Company or any transfer  of all or  substantially  all of the assets or business of the Company to, or  consolidation or merger of the Company with or into, any other entity or person,  or (c) any voluntary or  involuntary  dissolution  or winding up of the
Company,  then and in each such event the Company will give the Holder a written notice  specifying,  as the case may be (i) the record  date for the  purpose of such dividend,  distribution,  or right, and stating the amount and character of such  dividend,  distribution,  or  right;  or (ii) the  date on which  any such reorganization,  reclassification,  recapitalization,  transfer,  consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time,  if any is to be fixed,  as of which the  holders  of record of Common
Stock (or such capital stock or securities  receivable upon the exercise of this
Warrant)  shall be entitled to exchange  their  shares of Common  Stock (or such other stock  securities) for securities or other property  deliverable upon such event.  Any such  notice  shall be given at least 10 days prior to the  earliest date therein specified.

     8.   No Rights as a  Stockholder.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth.

     9.   Additional  Covenants of the Company.  For so long as the Common Stock is listed for trading on any regional or national  securities exchange or Nasdaq
(National Market or Small Cap System),  the Company shall,  upon issuance of any shares for which this Warrant is  exercisable,  at its expense,  promptly obtain and maintain the listing of such shares.  The Company shall also comply with the reporting  requirements of Sections 13 and 15(d) of the Exchange Act for so long as and to the extent that such requirements apply to the Company.

     The Company shall not, by amendment of its Certificate of  Incorporation or
through  any  reorganization,   transfer  of  assets,   consolidation,   merger,
dissolution,  issue or sale of securities,  or any other voluntary action, avoid or seek to avoid  the  observance  or  performance  of any of the  terms of this
Warrant.  Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep  available,  solely for issuance and delivery upon exercise of this Warrant, shares of Common Stock issuable from time to time upon exercise of this  Warrant,  (b) will not increase the par value of any shares of capital stock  receivable upon exercise of this Warrant above the amount payable therefor  upon  such  exercise,  and (c) will  take all such  actions  as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

     10.  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company,  the Holder and their  respective  successors and permitted assigns.

     11.  Notices.  The Company  agrees to maintain a ledger of the ownership of this Warrant (the "Ledger").  Any notice  hereunder shall be given by registered or certified mail if to the Company,  at its principal  executive office and, if to the Holder,  to its  address  shown in the Ledger of the  Company;  provided, however, that the Holder may at any time on three (3) days written notice to the
Company  designate or  substitute  another  address where notice is to be given.
Notice  shall be deemed  given and  received  after a  certified  or  registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

     12.  Severability.  Every  provision  of this  Warrant  is  intended  to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this
Warrant.

     13.  Governing  Law.  This  Warrant  shall be governed by and  construed in accordance  with the laws of the State of Delaware  without giving effect to the principles of choice of laws thereof.

     14.  Attorneys'  Fees. In any action or  proceeding  brought to enforce any provision of this  Warrant,  the  prevailing  party shall be entitled to recover reasonable  attorneys'  fees in addition to its costs and expenses and any other available remedy.

     15.  Entire  Agreement.  This Warrant  (including the Schedule and Exhibits attached hereto)  constitutes the entire  understanding  between the Company and the Holder with respect to the subject matter  hereof,  and supersedes all prior negotiations,  discussions,  agreements  and  understandings  relating  to  such subject matter.

     IN WITNESS  WHEREOF,  the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                       DECORIZE, INC.,
                                       a Delaware corporation

                                       By:      /s/ Alex Budzinsky
                                          --------------------------------------
                                              Alex Budzinsky
                                              Executive Vice President and
                                              Chief Financial Officer

                        Schedule A to Warrant Certificate

                               REGISTRATION RIGHTS

          In connection  with the Warrant  issued by Decorize,  Inc., a Delaware corporation  (the  "Company"),  dated as of  October  3, 2003  ("Warrant"),  the
Warrant holder is hereby granted registration rights as follows:

                                    ARTICLE I
                                   DEFINITIONS

          The terms  defined in this  Article I shall have for all  purposes  of this Schedule A the respective meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.

          "Common Stock" shall mean the Common Stock,  $0.001 par value,  of the
Company,  and any  other  class of  capital  stock of the  Company  that is duly authorized and issued from time to time that does not have  preferential  rights as to dividends or distributions of the Company's assets over any other class of capital stock of the Company, including any shares issued in exchange for shares of Common Stock upon any recapitalization by the Company.

          "Exchange  Act" shall mean the Securities and Exchange Act of 1934, as it may be amended from time to time.

          "Misstatement" shall mean an untrue statement of a material fact or an omission  to state a  material  fact  required  to be stated  in a  Registration
Statement or  Prospectus or necessary to make the  statements in a  Registration
Statement or Prospectus not misleading.

          "Person"  shall  mean  a  natural  person,  partnership,  corporation, business  trust,  association,  joint venture or other entity or a government or agency or political subdivision thereof.

          "Prospectus"  shall mean the prospectus  included in any  Registration
Statement,  as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

          "Registrable  Security" shall mean (a) an outstanding  share of Common
Stock issued by the Company to the Holder  pursuant to the Warrant,  and (b) any security  issued or issuable with respect to such Common Stock by way of a stock dividend  or  stock  split  or in  connection  with  a  combination  of  shares, recapitalization,  merger, consolidation or reorganization;  provided, that, any such share or security shall be deemed to be Registrable Security only if and so long as it is a Transfer Restricted Security.

                                      (i)

          "Registration"  shall mean a Demand Registration  described in Section
2(a) and a Piggyback Registration described in Section 2(b) hereof.

          "Registration  Expenses"  shall mean the  out-of-pocket  expenses of a
Registration, including without limitation the following:

               (1)  all  registration  and  filing  fees  (including  fees  with respect to filings  required to be made with the National  Association of Securities Dealers,  Inc.) and any securities exchange on which the
          Common Stock is then listed;

               (2)  fees and expenses of compliance  with securities or blue sky laws (including  reasonable fees and  disbursements of counsel for the underwriters  in  connection  with  blue  sky  qualifications  of  the
          Registrable Securities);

               (3)  printing, messenger, telephone and delivery expenses;

               (4)  reasonable  fees  and   disbursements  of  counsel  for  the
          Company; and

               (5)  reasonable  fees  and   disbursements   of  all  independent
          certified public  accountants of the Company incurred  specifically in connection with such Registration.

          "Registration  Statement" shall mean any registration  statement which covers  Registrable  Securities  pursuant to the  provisions of this Schedule A, including the Prospectus  included in such  registration  statement,  amendments
(including  post-effective  amendments)  and  supplements  to such  registration statement,  and all  exhibits to and all material  incorporated  by reference in such registration statement.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities  Act" shall mean the  Securities  Act of 1933,  as amended from time to time.

          "Transfer  Restricted  Security"  shall mean an issued and outstanding security that has not been sold to or through a broker, dealer or underwriter in a  public  distribution  or other  public  securities  transaction  or sold in a transaction exempt from the registration and prospectus delivery requirements of the  Securities Act under Rule 144(k)  promulgated  thereunder (or any successor rule other than Rule 144A). A security  shall cease being a Transfer  Restricted
Security if (i) all stop  transfer  instructions  or notations  and  restrictive legends with respect to such  security are eligible to be removed,  and (ii) the
Holder of such  security has  received an opinion of counsel to the Company,  to the effect  that such shares in Holder's  hands are freely  transferable  in any public or private transaction without  registration under the Securities Act (or
Holder has waived receipt of such opinion).

          "Underwritten  Registration" or  "Underwritten  Offering" shall mean a
Registration  in which  securities of the Company are sold to an underwriter for distribution to the public.

                                      (ii)

                                  ARTICLE II
                                  REGISTRATIONS

     2.01 Demand  Registration.  Subject to the restrictions set forth below, if at any time the Company shall receive from Holder a written  request to register at least fifty percent (50%) of the Registrable  Securities  owned by the Holder
(or its  respective  successors  and  permitted  assigns) as of the date of such request, then the Company shall effect as soon thereafter as practicable, and in any  event  within  fifteen  (15)  days  of the  receipt  of such  request,  the
Registration under the Securities Act of all Registrable Securities which Holder requests to be registered.  The Company shall not be obligated to effect,  or to take any action to effect, any such registration pursuant to this Section 2.01:

          (a)  during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date  one  hundred  eighty  (180)  days  after  the  effective  date  of, a
     Company-initiated  Registration;  provided  that the Company has  delivered notice of such  Registration  to the  Holder  prior to its  receipt  of the
     Holder's  written  request for a demand  Registration,  and it continues to actively  employ  in good  faith  all  reasonable  efforts  to  cause  such
     Registration Statement to become effective; or

          (b)  if the  offering  cannot be made on Form S-3 for any reason other than the  Company's  failure to timely  file its period  reports  under the
     Exchange Act; or

          (c)  if in the good faith  judgment of the Board of  Directors  of the
     Company,  such Registration  would be seriously  detrimental to the Company and the Board of Directors of the Company concludes,  as a result,  that it is  essential  to defer the filing of such  Registration  Statement at such time,  and the Company shall furnish to Holder a certificate  signed by the
     President  of the Company  stating  that in the good faith  judgment of the
     Board of Directors of the Company, it would be seriously detrimental to the
     Company for such Registration  Statement to be filed in the near future and that it is,  therefore,  essential to defer the filing of such Registration
     Statement.  In such event,  the Company  shall have the right to defer such filing (except as provided in  subparagraph  (a) above) for a period of not more than one hundred eighty (180) days after receipt of the request of the
     Holder;  provided,  that the Company shall not defer its obligation in this manner more than twice in any 12-month period.

Furthermore,  the  Company  shall not be  required  to effect  more than two (2)
Registrations  under this  Section  2.01 on behalf of Holder;  provided,  that a
Registration shall not be counted for such purposes unless such Registration has become  effective  and all of the  Registrable  Securities  to be  registered on behalf of Holder have been sold,  in  accordance  with  Section  3.01(a) of this
Schedule A.

     2.02 Piggyback  Registration.  Each  time  the  Company  decides  to file a
Registration Statement under the Securities Act with respect to its Common Stock
(other than on Forms S-4 or S-8 or any successor  form for the  registration  of securities  issued or to be issued in connection with a merger or acquisition or employee benefit plan),  including any Registration Statement filed on behalf of stockholders  of the

                                     (iii)

Company  exercising  registration  rights granted by the Company with respect to such  shares,  the Company  shall give  written  notice  thereof to Holder.  The
Company shall include in such Registration  Statement such shares of Registrable
Securities  for which it has received  written  requests to register such shares within thirty (30) days after such written notice has been given. If in the good faith judgment of the managing  underwriter in any  Underwritten  Offering,  the inclusion of all of the shares of  Registrable  Securities  and any other Common
Stock requested to be registered by third parties  holding similar  registration rights would interfere with the successful marketing of a smaller number of such shares,  then the number of shares of  Registrable  Securities  and other Common
Stock to be  included  in the  offering  (except  for shares to be issued by the
Company in an offering  initiated by the  Company)  shall be reduced as provided herein. The Company shall advise Holder of securities requesting registration of the  underwriters'  decision,  and the number of shares or  securities  that are entitled to be  included in the  Underwritten  Registration  shall be  allocated first  to the  Company  for  securities  being  sold  for  its own  account  and thereafter  as set forth in Section 2.03 below.  If any person does not agree to the terms of any such  underwriting,  he shall be excluded  therefrom by written notice from the Company or the underwriter.  Any Registrable Securities or other securities  excluded or withdrawn from such underwriting shall be withdrawn from such  registration.  If shares are so withdrawn from the  registration or if the number of shares of Registrable  Securities to be included in such  registration was previously reduced as a result of marketing factors,  the Company shall then offer to all persons who have  retained the right to include  securities  in the registration the right to include  additional  securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting  additional inclusion in accordance with Section 2.03 below.

     2.03 Registration  Cutback.  In  any  circumstance  in  which  all  of  the
Registrable  Securities  and  other  shares  of  Common  Stock  of  the  Company
(including  shares of Common Stock  issued or issuable  upon  conversion  of any currently  unissued  securities  of the Company) with  registration  rights (the
"Other  Shares")  requested to be included in a registration on behalf of Holder or other selling  stockholders  cannot be so included as a result of limitations of the aggregate  number of shares of  Registrable  Securities  and Other Shares that may be so  included,  the number of shares of  Registrable  Securities  and
Other Shares that may be so included  shall be allocated  among Holder and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of  Registrable  Securities  and Other  Shares  that would be held by the
Holder and other selling  stockholders,  assuming  conversion.  If Holder or any other selling  stockholders  do not request  inclusion of the maximum  number of
Registrable  Securities and Other Shares  allocated to him or it pursuant to the
above-described   procedure,   the  remaining  portion  of  such   stockholder's
allocation  shall be reallocated  among those other selling  stockholders  whose allocations  did not satisfy their  requests pro rata on the basis of the number of Registrable Securities and Other Shares which would be held by the Holder and other selling  stockholders,  assuming  conversion,  and this procedure shall be repeated  until all of the shares of  Registrable  Securities  and Other  Shares which may be included in the  registration on behalf of Holder and other selling stockholders have been so allocated.

                                      (iv)

                                   ARTICLE III
                               COMPANY PROCEDURES

     3.01 General  Procedures.  If and  whenever  the  Company  is  required  to register Registrable Securities, the Company will use its best efforts to effect such  registration  to  permit  the  sale  of  such  Registrable  Securities  in accordance with the intended plan of distribution  thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a)  prepare  and  file  with  the  SEC  as  soon  as   practicable  a
     Registration  Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration  Statement to become effective and remain effective until the Registrable  Securities covered by such Registration Statement have been sold;

          (b)  prepare and file with the SEC such amendments and  post-effective amendments  to the  Registration  Statement,  and such  supplements  to the
     Prospectus, as may be requested by Holder or any underwriter of Registrable
     Securities or as may be required by the rules,  regulations or instructions applicable  to  the  registration  form  used  by  the  Company  or by  the
     Securities Act or rules and regulations thereunder to keep the Registration
     Statement  effective  until  all  Registrable  Securities  covered  by such
     Registration  Statement  are sold in  accordance  with the intended plan of distribution set forth in such Registration  Statement or supplement to the
     Prospectus;

          (c)  deliver to Holder and the  underwriters,  if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such
     Persons may reasonably  request [the Company hereby  consents to the use of each such  Prospectus  (or  preliminary  prospectus)  by the Holder and the underwriters,  if any,  in  connection  with the  offering  and sale of the
     Registrable   Securities   covered  by  such   Prospectus  (or  preliminary
     prospectus)]  and a  reasonable  number  of  copies  of the  then-effective
     Registration  Statement and any  post-effective  amendments thereto and any
     supplements  to  the  Prospectus,   including   financial   statements  and
     schedules, all documents incorporated therein by reference and all exhibits
     (including those incorporated by reference);

          (d)  prior to any public offering of Registrable Securities,  register or  qualify  or  cooperate  with,  the  underwriters,  if  any,  and  their respective  counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Holder or such underwriters may designate in writing  and do  anything  else  necessary  or  advisable  to enable the disposition in such jurisdictions of the Registrable  Securities covered by the  Registration  Statement;  provided,  that  the  Company  shall  not be required to qualify  generally to do business in any jurisdiction  where it is not then so qualified  or to take any action  which would  subject it to general service of process in any such jurisdiction where it is not then so subject;

                                      (v)

          (e)  cause  all  such  Registrable  Securities  to be  listed  on each
     securities   exchange  or  automated  quotation  system  on  which  similar securities issued by the Company are then listed;

          (f)  provide a transfer  agent and registrar for all such  Registrable
     Securities  not  later  than  the  effective  date  of  such   Registration
     Statement;

          (g)  advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending  the  effectiveness  of such  Registration
     Statement or the  initiation  or  threatening  of any  proceeding  for such purpose  and  promptly  use its  reasonable  best  efforts to  prevent  the issuance of any stop order or to obtain its  withdrawal  if such stop order should be issued;

          (h)  at least  three  days  prior to the  filing  of any  Registration
     Statement or prospectus or any amendment or supplement to such Registration
     Statement or  prospectus  or any  document  that is to be  incorporated  by reference into such  Registration  Statement or prospectus,  furnish a copy thereof to each seller of such Registrable Securities or their counsel;

          (i)  notify  Holder at any time  when a  prospectus  relating  to such
     Registration  Statement  is required to be delivered  under the  Securities
     Act,  of the  happening  of any event as a result  of which the  prospectus included  in such  Registration  Statement,  as then in effect,  includes a
     Misstatement, and then to correct such Misstatement as set forth in Section
     3.05; and

          (j)  permit a representative of Holder, the underwriters,  if any, and
     any  attorney  or  accountant   retained  by  Holder  or   underwriter   to
     participate,  at each such Person's own expense,  in the preparation of the
     Registration  Statement,  and cause the Company's  officers,  directors and employees  to  supply  all  information  reasonably  requested  by any such representative,  underwriter, attorney or accountant in connection with the
     Registration;  provided, however, that such representatives,  underwriters, attorneys or accountants  enter into a confidentiality  agreement,  in form and substance reasonably  satisfactory to the Company, prior to the release or disclosure of any such information.

     3.02 Registration  Expenses. The Registration Expenses of all Registrations
shall be borne by the  Company.  It is  acknowledged  by Holder that Holder will bear all incremental  selling  expenses  relating to the sale of the Registrable
Securities,  such as  underwriters'  commissions and discounts,  brokerage fees, underwriter  marketing  costs and all fees and  expenses  of any  legal  counsel representing Holder.

     3.03 Requirements for  Participation in Underwritten  Offerings.  No person may  participate  in any  Underwritten  Offering  for equity  securities  of the
Company  pursuant to a Registration  initiated by the Company  hereunder  unless such Person (a) agrees to sell such Person's securities on the basis provided in any  underwriting  arrangements  approved by the Company and (b)  completes  and
executes  all   questionnaires,   powers  of  attorney,   indemnities,   lock-up
agreements, underwriting

                                      (vi)

agreements and other  documents  required  under the terms of such  underwriting arrangements.

     3.04 Suspension of Sales.  Upon receipt of written  notice from the Company that a  Registration  Statement or Prospectus  contains a  Misstatement,  Holder shall forthwith discontinue  disposition of Registrable  Securities until it has
received  copies  of  a  supplemented  or  amended  Prospectus   correcting  the
Misstatement  (it being  understood that the Company hereby covenants to prepare and file such  supplement or amendment as soon as practicable  after the time of such  notice),  or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

     3.05 Reporting  Obligations.  As  long  as  Holder  shall  own  Registrable
Securities,  the  Company,  at all times while it shall be  reporting  under the
Exchange Act,  covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the  Company  after the date hereof  pursuant  to Section  13(a) or 15(d) of the
Exchange Act and to promptly furnish Holder with true and complete copies of all such  filings.  The Company  further  covenants  that it will take such  further action as Holder may reasonably request, all to the extent required from time to time to enable  Holder to sell  shares of Common  Stock  held by Holder  without registration  under the  Securities  Act within the limitation of the exemptions provided  by Rule  144  promulgated  under  the  Securities  Act  ("Rule  144"), including providing any legal opinions.  Upon the request of Holder, the Company shall deliver to Holder a written  certification of a duly authorized officer as to whether it has complied with such requirements.

     3.06 Indemnification.

          (a)  The Company agrees to indemnify,  to the extent permitted by law, the Holder of Registrable  Securities,  its officers and directors and each
     Person who controls such Holder (within the meaning of the Securities  Act)
     against all losses,  claims,  damages,  liabilities and expenses (including attorneys'  fees)  caused by any  untrue or  alleged  untrue  statement  of material  fact  contained  in any  Registration  Statement,  prospectus  or preliminary  prospectus or any amendment  thereof or supplement  thereto or any omission or alleged  omission of a material  fact required to be stated
     therein or necessary to make the statements therein not misleading,  except insofar as the same are caused by or contained in any information furnished in writing  to the  Company by such  expressly  for use  therein or by such
     Holder's  failure  to  deliver  a copy  of the  Registration  Statement  or prospectus or any amendments or  supplements  thereto after the Company has furnished  such Holder with a sufficient  number of copies of the same. The
     Company will indemnify the  underwriters,  their officers and directors and each  Person who  controls  such  underwriters  (within  the meaning of the
     Securities  Act) to the same extent as provided  above with  respect to the indemnification of the Holder.

          (b)  In connection with any  Registration  Statement in which a Holder of Registrable Securities is participating, such Holder will furnish to the
     Company  in  writing  such   information  and  affidavits  as  the  Company
     reasonably  requests  for use in  connection  with  any  such  Registration
     Statement or prospectus and, to the extent permitted by law, will indemnify the  Company,  its

                                     (vii)

     directors  and officers and agents and each Person who controls the Company
     (within  the meaning of the  Securities  Act)  against any losses,  claims, damages,  liabilities and expenses (including without limitation reasonable attorneys'  fees)  resulting  from any untrue  statement  of material  fact
     contained  in  the  Registration   Statement,   prospectus  or  preliminary
     prospectus or any amendment  thereof or supplement  thereto or any omission of a material fact  required to be stated  therein or necessary to make the statements therein not misleading,  but only to the extent that such untrue statement  or omission is  contained  in any  information  or  affidavit so furnished in writing by such Holder  expressly  for use therein;  provided, that the  obligation to indemnify  will be several,  not joint and several, among such Holder of Registrable Securities, and the liability of each such
     Holder of  Registrable  Securities  will be in proportion to and limited to the gross  amount  received  by such  Holder  from the sale or  Registrable
     Securities  pursuant  to  such  Registration   Statement.   The  Holder  of
     Registrable  Securities  will indemnify the  underwriters,  their officers, directors  and each  Person who  controls  such  underwriters  (within  the meaning of the  Securities  Act) to the same extent as provided  above with respect to indemnification of the Company.

          (c)  Any  person  entitled  to  indemnification  herein  will (i) give prompt written notice to the  indemnifying  party of any claim with respect to which it seeks  indemnification  and  (ii)  unless  in such  indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying  parties may exist with respect to such claim, permit such indemnifying  party to  assume  the  defense  of such  claim  with  counsel reasonably  satisfactory  to the  indemnified  party.  If such  defense  is assumed,  the  indemnifying  party will not be subject to any liability for any settlement made by the indemnified  party without its consent (but such consent will not be unreasonably  withheld).  An indemnifying  party who is not entitled  to, or elects not to,  assume the defense of a claim will not be  obligated to pay the fees and expenses of more than one counsel for all parties  indemnified by such indemnifying party with respect to such claim, unless in the reasonable  judgment of any  indemnified  party a conflict of interest  may exist  between such  indemnified  party and any other of such indemnified parties with respect to such claim.

          (d)  The  indemnification  provided  for under  this  Schedule  A will remain in full force and effect regardless of any investigation  made by or on behalf of the indemnified party or any officer,  director or controlling person  of  such  indemnified  party  and  will  survive  the  transfer  of
     securities.   The  Company  and  each  Holder  of  Registrable   Securities
     participating  in the offering  also agrees to make such  provisions as are reasonably  requested by any  indemnified  party for  contribution  to such party in the  event  the  Company's  or such  Holder's  indemnification  is unavailable for any reason.

          (e)  Notwithstanding the foregoing,  to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection  with an  Underwritten  Offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

                                     (viii)

     3.07 Restrictions  on Public  Sales.  In  consideration  of the  agreements contemplated  herein,  Holder and the  Company  further  agree to the  following restrictions:

          (a)  Holder, if the Company or the managing underwriters so request in connection with any underwritten  registration of the Company'  securities, will  not,  without  the  prior  written  consent  of the  Company  or such underwriters,  effect any sale of the Registrable  Securities to the public pursuant to a public  offering or  otherwise or other  distribution  of any equity  securities of the Company,  including any sale pursuant to Rule 144
     (each of the  foregoing,  a "Prohibited  Sale"),  during the seven (7) days prior to, and during the one hundred eighty (180) day period commencing on, the effective date of such underwritten registration,  except in connection with such underwritten registration; provided, that the foregoing shall not apply to restrict the sale by any  StockHolder who together with any of its
     Affiliates,  as such term is defined in the Securities Act, holds less than two percent (2%) of the Common Stock on a fully diluted basis.

          (b)  The  Company  agrees not to effect any  Prohibited  Sale or other distribution of its equity securities,  or any securities  convertible into or  exchangeable  or  exercisable  for such equity  securities,  during the period  commencing  on the  seventh  day  prior to,  and  ending on the one hundred  eightieth  (180th)  day  following,  the  effective  date  of  any underwritten  Demand or Piggyback  Registration,  except in connection with any such underwritten  registration and except for any offering pursuant to an  employee  benefit  plan and  registered  on Form S-8 (or any  successor form).

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.01 Notices.  All  notices  and  other  communications   provided  for  or
permitted  hereunder  shall be made in  accordance  with the  notice  provisions contained in the Warrant.

     4.02 Successors and Assigns. The rights granted under this Schedule A shall inure to the benefit of and be binding  upon the  successors  and assigns of the
Company.  No rights under this Schedule A may be assigned by Holder  without the prior written consent of the Company.

     4.03 GOVERNING LAW; VENUE.  NOTWITHSTANDING THE PLACE WHERE THE WARRANT MAY
BE EXECUTED BY ANY OF THE PARTIES HERETO,  THE PARTIES EXPRESSLY AGREE THAT THIS
SCHEDULE A SHALL BE  GOVERNED  BY AND  CONSTRUED  UNDER THE LAWS OF THE STATE OF
DELAWARE AS APPLIED TO SCHEDULE AS AMONG DELAWARE  RESIDENTS ENTERED INTO AND TO
BE PERFORMED  ENTIRELY  WITHIN  DELAWARE,  WITHOUT REGARD TO THE CONFLICT OF LAW
PROVISIONS OF SUCH JURISDICTION.  VENUE FOR ANY ACTION TO ENFORCE, INTERPRET, OR
RESOLVE ANY DISPUTE  WITH RESPECT TO ANY  PROVISION OF THIS  SCHEDULE A SHALL BE
EXCLUSIVELY  IN GREENE COUNTY,  MISSOURI,  AND ALL PARTIES HERETO AGREE THAT ANY
LITIGATION  DIRECTLY OR  INDIRECTLY  RELATING TO THIS SCHEDULE A MUST BE

                                      (ix)

BROUGHT BEFORE AND DETERMINED BY A COURT OF COMPETENT  JURISDICTION  WITHIN SUCH
COUNTY AND STATE.  EACH OF THE PARTIES  FURTHER  ACKNOWLEDGE  THAT SUCH VENUE IS
APPROPRIATE  AND AGREE NOT TO RAISE ANY  ARGUMENT  THAT SUCH VENUE IS IN ANY WAY
UNDULY  INCONVENIENT FOR ANY OF THEM, WITH THEIR EXECUTION HEREOF BEING EVIDENCE
OF THEIR AGREEMENT TO SUBMIT TO THE JURISDICTION OF SUCH COURTS.

     4.04 Amendments  and  Modifications.  Upon the  written  consent of Holder, compliance  with any of the  provisions,  covenants and  conditions set forth in this  Schedule  A may be  waived,  or  any  of  such  provisions,  covenants  or conditions may be modified.  No course of dealing  between Holder or the Company and any other  party  hereto or,  amended or deleted any failure or delay on the part of Holder or the Company in  exercising  any rights or remedies  under this
Schedule A shall  operate as a waiver of any rights or remedies of Holder or the
Company.  No single or partial  exercise  of any rights or  remedies  under this
Schedule A by a party shall  operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

                                      (x)

                       Exhibit A to Warrant Certificate

                                SUBSCRIPTION FORM

(To be Executed by the Holder to Exercise  the Rights To Purchase  Common  Stock
Evidenced by the Within Warrant)

     The  undersigned  hereby  irrevocably  subscribes  for _______  shares (the
"Stock") of the Common Stock of Decorize,  Inc. (the "Company")  pursuant to and in  accordance  with the terms  and  conditions  of the  attached  Warrant  (the
"Warrant"),  and hereby makes payment of $_______  therefor by [tendering  cash, wire  transferring  or  delivering a certified  check or bank  cashier's  check, payable  to the order of the  Company]  [surrendering  _______  shares of Common
Stock received upon exercise of the Warrant,  which shares have a current market price  equal to such  payment  as  required  in Section 2 of the  Warrant].  The undersigned  requests that a certificate  for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.
If the Stock is not all of the shares purchasable  pursuant to the Warrant,  the undersigned  requests  that a new  Warrant of like tenor for the  balance of the remaining shares  purchasable  thereunder be delivered to the undersigned at the address stated below.

     In  connection  with the issuance of the Stock,  I hereby  represent to the
Company that I am acquiring the Stock for my own account for  investment and not with a view to, or for resale in connection  with, a distribution  of the shares within the meaning of the  Securities  Act of 1933, as amended (the  "Securities
Act").

     I  understand  that  because  the Stock has not been  registered  under the
Securities  Act,  I must  hold  such  Stock  indefinitely  unless  the  Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification.  I shall make no transfer or disposition of the  Stock  unless  (a)  such  transfer  or  disposition  can  be  made  without registration  under the  Securities  Act by reason of a specific  exemption from such registration and such  qualification,  or (b) a registration  statement has been filed pursuant to the  Securities Act and has been declared  effective with respect to such  disposition.  I agree that each  certificate  representing  the
Stock  delivered  to me shall  bear  substantially  the same as set forth on the front page of the Warrant.

     I agree that each certificate  representing the Stock delivered to me shall bear  substantially  the  same  legend  as set  forth on the  front  page of the
Warrant.  I  further  agree  that the  Company  may  place  stop  orders  on the certificates  evidencing the Stock with the transfer  agent, if any, to the same effect as the above  legend.  The legend and stop  transfer  notice  referred to above shall be removed only upon my  furnishing  to the Company of an opinion of counsel (reasonably  satisfactory to the Company) to the effect that such legend may be removed.

     Date:__________________________           Signed:__________________________

                                               Address:_________________________
                                                      __________________________

                                      A-1

                        Exhibit B to Warrant Certificate

                                   ASSIGNMENT

    (To be Executed by the Holder to Effect Transfer of the Attached Warrant)

For  Value  Received   __________________________   hereby  sells,  assigns  and
transfers  to  _________________________  the  Warrant  attached  hereto and the rights  represented  thereby to  purchase  _________  shares of Common  Stock in accordance  with the terms and conditions  hereof,  and does hereby  irrevocably constitute  and appoint  _________________________  as attorney to transfer such
Warrant on the books of the Company with full power of substitution.

Dated:________________________             Signed: _____________________________

Please print or typewrite                  Please insert Social Security
name and address of                        or other Tax Identification
assignee:                                  Number of Assignee:

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